Exhibit 10.1

THIRD AMENDMENT

TO

MASTER CRUDE OIL PURCHASE AND SALE CONTRACT

Effective as of March 31, 2009

among

UTEXAM LIMITED,
AS SELLER,

AND

FRONTIER OIL AND REFINING COMPANY,
AS PURCHASER,

FRONTIER OIL CORPORATION,
AS GUARANTOR

THIRD AMENDMENT TO MASTER CRUDE OIL PURCHASE AND SALE CONTRACT

THIS THIRD AMENDMENT TO MASTER CRUDE OIL PURCHASE AND SALE CONTRACT (this “Third Amendment”) dated as of July 1, 2009, to be effective as of March 31, 2009, is among Utexam Limited, a company incorporated under the laws of the Republic of Ireland (the “Seller”), Frontier Oil and Refining Company, a Delaware corporation (the “Purchaser”), and Frontier Oil Corporation, a Wyoming corporation (the “Guarantor”).

R E C I T A L S

A.           The Seller, the Purchaser and the Guarantor are parties to that certain Master Crude Oil Purchase and Sale Contract dated as of March 10, 2006, as amended by the First Amendment to Master Crude Oil Purchase and Sale Contract, dated April 1, 2006 and by the Second Amendment to Master Crude Oil Purchase and Sale Contract, dated March 12, 2008 (as amended, the “Agreement”), pursuant to which the Seller has agreed to sell and the Purchaser has agreed to buy, in each case, subject to the terms and conditions set forth therein, certain quantities of Crude Oil.

B.           The Seller, the Purchaser and the Guarantor have agreed to amend certain provisions of the Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Agreement.  Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Agreement.

Section 2. Amendments to Agreement.

2.1 Section 1.01.  The following definition is hereby amended in its entirety:

“Factor” shall mean with respect to the calculation of the amount of each Acquisition Cost and each Swap Settlement, as the case may be, the product of (a) the sum of 2.75% plus LIBOR for the period corresponding to any Days Outstanding calculation, times (b) the number of Days Outstanding divided by 360.

Section 3. Miscellaneous.

3.1 Confirmation.  The provisions of the Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

3.2 Ratification and Affirmation; Representations and Warranties.  Each party hereby (a) acknowledges the terms of this Third Amendment; and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Transaction Document to which it is a party and agrees that each Transaction Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

3.3 Transaction Document.  This Third Amendment is a “Transaction Document” as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Transaction Documents shall apply hereto.

3.4 Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

3.5 No Oral Agreement.  This Third Amendment, the Agreement and the other Transaction Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

3.6 GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.

3.7           Credit Facility.  Pursuant to Section 4.02 of the Agreement, Purchaser hereby consents to the amendment of the Credit Facility in the form of amendment attached hereto as Exhibit A.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as the date first written above, to be effective as of March 31, 2009.

UTEXAM LIMITED

By:  /s/  Clive W. Christie
      Clive W. Christie
      Director

By:  /s/ Paul Owens
      Paul Owens
      Director

FRONTIER OIL AND REFINING COMPANY,
as Purchaser

By:   /s/  Doug S. Aron
Doug S. Aron
Executive Vice President – Chief Financial
Officer

FRONTIER OIL CORPORATION, as Guarantor

By:  /s/  Doug S. Aron
Doug S. Aron
Executive Vice President – Chief Financial
Officer

EXHIBIT A

SEVENTH AMENDMENT

TO

REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

DATED AS OF

MARCH 31, 2009

AMONG

UTEXAM LIMITED,
AS BORROWER,

BNP PARIBAS,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED) (this “Seventh Amendment”) dated as of March 31, 2009, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement (Uncommitted) dated as of March 10, 2006, as amended by the First Amendment to Revolving Credit Agreement (Uncommitted), dated October 24, 2006, the Second Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 8, 2007, the Third Amendment to Revolving Credit Agreement (Uncommitted), dated as of May 16, 2007, the Fourth Amendment to Revolving Credit Agreement (Uncommitted), dated as of February 20, 2008, the Fifth Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 12, 2008 and the Sixth Amendment to Revolving Credit Agreement (Uncommitted), dated as of January 20, 2009 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrowers and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 4. Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Seventh Amendment refer to Sections of the Credit Agreement.

Section 5. Amendment to Credit Agreement.

5.1 Section 1.02.  The definition of “Applicable Margin” in Section 1.02 is hereby amended by replacing “2.00%” with “2.75%.”

5.2 Section 1.02. The definition of “Maturity Date” in Section 1.02 is hereby amended by replacing “March 31, 2009” with “March 31, 2010.”

2.3           Annex I.  Annex I is hereby amended and restated in its entirety as follows:

ANNEX I

LIST OF COMMITMENTS

Aggregate Commitments

Name of Lender	Percentage Share	Commitment
BNP Paribas	45.454545455%	$50,000,000.00
Allied Irish Banks, p.l.c.	31.818181818%	$35,000,000.00
Union Bank of California, N.A.	22.727272727%	$25,000,000.00
TOTAL	100.00%	$110,000,000.00

Section 6. Conditions Precedent.  The effectiveness of this Seventh Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

6.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Seventh Amendment on or prior to the Effective Date.

6.2 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Persons.

6.3 The Administrative Agent shall have received evidence that the Borrower has obtained a consent from the Purchaser to amend the Agreement pursuant to Section 4.02(b) of the PSC.

6.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

6.5 No Default shall have occurred and be continuing, after giving effect to the terms of this Seventh Amendment.

Section 7. Miscellaneous.

7.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.

7.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

7.3 Termination of Commitments Unless Extended.  Pursuant to the terms of the Credit Agreement, the Commitments of the Lenders shall terminate on the date hereof, except for the Commitments of those Lenders who have extended the maturity of their Commitments hereunder.  Bayerishe Hypo-Und Vereinsbank AG, New York Branch has not extended the maturity of its Commitment hereunder, thus its Commitment hereby terminates on the date hereof and such Lender shall no longer be a party to the Credit Agreement.

7.4 Loan Document and Assignment.  This Seventh Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents and Assignments shall apply hereto.

7.5 Counterparts.  This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Seventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.6 NO ORAL AGREEMENT.  THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

7.7 GOVERNING LAW.  THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:
Name:
Title:

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:                                                                BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c., as a Lender

By:
Name:
Title:

By:
Name:
Title:

AGREED AND ACCEPTED TO
AS OF THE DATE FIRST WRITTEN ABOVE:

BAYERISCHE HYPO- UND VEREINSBANK
AG, NEW YORK BRANCH

By:
Name:
Title: